UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2025

Black Hawk Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	6770	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 166 Danville, CA	94506
(Address of principal executive offices)	(Zip Code)

(952) 217-4482

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-fifth of one right	BKHAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	BKHA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one ordinary share	BKHAR	The Nasdaq Stock Market LLC

ITEM 8.01. Other Events.

On June 20, 2025, Black Hawk Acquisition Corporation (the “Company”) filed a supplement to its definitive proxy statement amending the language of the Trust Amendment Proposal to remove the words “up to $55,000 per one-month extension”.

The Trust Amendment Proposal now reads as follows: Trust Agreement Amendment Proposal—A proposal to further amend The Company’s investment management trust agreement, dated as of March 20, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date up to eighteen (18) times for an additional one (1) month each time from the Termination Date to December 22, 2026 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended (the “Trust Agreement Amendment Proposal”).

The Company issued a press release regarding the supplement to its definitive proxy statement.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 20, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2025

Black Hawk Acquisition Corporation

By:	/s/ Kent Louis Kaufman
Name:	Kent Louis Kaufman
Title:	Chief Executive Officer

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